SUB-ITEM 77Q1(d):Rule 18f-3 Plan

Incorporated by reference to exhibit (n) to post-effective amendment no. 120 to Registrant's registration statement filed on Form Type 485APOS on November 28, 2003 (Accession No. 0001193125-03-087422).